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                                                                EXHIBIT 10.13(A)

                    [LETTERHEAD OF FANNIE MAE APPEARS HERE]

July 2, 1996



Home, Inc.
6836 Austin Center Blvd., Suite 280
Austin, TX 78731
Attention: Mr. John Ballard

Dear Mr. Ballard:

Subject:  Master Agreement Number No.: MD01546
               Amendment: FIRST
               Lender Number: 237724)00-8

Dear Mr. Ballard:

By execution of this Letter Agreement, the Federal National Mortgage Association ("Fannie Mae") and Home, Inc. (the "Lender") agree to amend the above-referenced Master Agreement and Contract (if applicable). The amended terms and conditions are set forth in the amended pages to the Master Agreement and (if applicable) the Contract attached to this Letter Agreement. The attachments should be inserted into the Lender's Master Agreement binder as described below. Capitalized terms used but not defined in this Letter Agreement, shall have the meanings set forth in the Master Agreement.

For your convenience, we have summarized the amended terms and conditions below. However, the summary set forth below is for reference purposes only. The Lender and Fannie Mae shall rely solely on the attached amended pages for a complete description of the amended terms and conditions.

The amended terms and conditions:

1.   AMENDED TERM: Increase volume to $30,000,000.00 (Mandatory).

     INSTRUCTIONS:  (1) Replace page MA-4 (EXHIBIT 1) in your Master
                    Agreement binder with the enclosed page MA4 (EXHIBIT 1).
                    (2) All replaced pages and this letter should be inserted in the "Amendment History" section of your binder.
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By execution of this Letter Agreement, Fannie Mae and the Lender agree to and accept the amended terms and conditions as set forth in the attachments to this Letter Agreement. The effective date of the amendments is the date of execution of this Letter Agreement by the Lender. The Lender shall return a duly-executed duplicate original of this Letter Agreement to Fannie Mae within ten business days of the date this Letter Agreement is executed by Fannie Mae. If Fannie Mae does not receive an executed duplicate original of this Letter Agreement from the Lender within ten business days, Fannie Mae may, at its option, declare this Letter Agreement null and void.

Sincerely,

FEDERAL NATIONAL MORTGAGE ASSOCIATION



By:  ___________________________________________
            (Authorized Signature)

Name:  Jerome Brister, Regional Vice President
     -------------------------------------------
           (Name and Title)

Agreed, acknowledged and accepted this   day of 1996.

HOME, INC.



By:_____________________________________________
            (Authorized Signature

Name:  John W. Ballard, President/CEO
     -------------------------------------------
            (Name and Title)
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                              EXHIBIT 1

Master Agreement Number:      MD01546

Effective Date:               MAY 1, 1996

Expiration Date:              APRIL 30, 1997

Parties to Agreement:         HOME, INC. AND THE FEDERAL NATIONAL MORTGAGE
                              ASSOCIATION

Lender Number:                237724100-8

Agreed Amount:                $30,000,000.00, PLUS OR MINUS 5.00% (MANDATORY)
                              $-0- (OPTIONAL)

Back-end Buyout Fee:          The greater of $1,000.00 OR 12.50 BASIS POINTS
                              (.1250%) multiplied by the undelivered and uncommitted portion of the Mandatory Agreed
                              Amount.